                                                                     EXHIBIT 4.1

  NUMBER                                                      [LOGO]                                             SHARES
                                                    THE ADVISORY BOARD COMPANY
                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                                                            CUSIP 00762W 10 7
                                                                                               SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT






IS THE OWNER OF


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $0.01 PER SHARE, OF

-------------------------- THE ADVISORY BOARD COMPANY -------------------------

transferable on the books of the Corporation by the holder hereof or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

                           _                         _
                          | THE ADVISORY BOARD COMPANY|
                          |         CORPORATE         |
                          |            SEAL           |
                          |            2001           |
                          |          DELAWARE         |
                          |_                         _|


Dated:



[SIG]                                   [SIG]
CHIEF FINANCIAL OFFICER                 CHIEF EXECUTIVE OFFICER



                                               COUNTERSIGNED AND REGISTERED
                                                   FIRST UNION NATIONAL BANK
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR

                                               By


                                                            AUTHORIZED SIGNATURE

                                                                     EXHIBIT 4.1



        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common                                           UNIF GIFT MIN ACT--.............Custodian..............
TEN ENT   -- as tenants by the entireties                                                         (Cust)                (Minor)
JT TEN    -- as joint tenants with right                                                          under Uniform Gifts to Minors
             of survivorship and not as                                                           Act..............................
             tenants in common                                                                                  (State)

                                                                           UNIF GIFT TRF ACT--......Custodian (until age..........)
                                                                                                 (Cust)
                                                                                                 ...........under Uniform Transfers
                                                                                                   (Minor)
                                                                                                 to Minors Act.....................
                                                                                                                    (State)


    Additional abbreviations may also be used though not in the above list.




For Value received,........................hereby, sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


 ............................................................................
     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                    ASSIGNEE

 ................................................................................


 ................................................................................


 .........................................................................Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..........................................

 ...................................................................... Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated...................

                                          X.....................................

                                          X.....................................
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ALTERATION ON ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:



BY_____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.